UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CytRx Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

June 16, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of CytRx Corporation. The meeting will be held at the Company’s corporate offices, 11726 San Vicente Blvd, Ste 650, Los Angeles, CA 90049 at 10:00 A.M., local time, on Wednesday, July 27, 2022.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the Annual Meeting.

Due to COVID-19, we may enforce appropriate social protocols as may be permissible under the law.

Your vote is very important. Whether or not you plan to attend or participate in the 2022 Annual Meeting, we encourage you to read the Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the section in the Proxy Statement entitled “How can I vote my shares?” and the instructions on the proxy card or proxy materials you receive from your broker, bank or other intermediary.

Thank you.

Sincerely,

/s/ Stephen Snowdy
Stephen Snowdy
Chief Executive Officer

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on July 27, 2022

Notice is hereby given to the holders of common stock, $0.001 par value per share (“Common Stock”), Series C preferred stock, $0.01 par value per share (“Series C Preferred Stock”) and Series D preferred stock, $0.01 per share (“Series D Preferred Stock”) of CytRx Corporation that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Company’s corporate offices, 11726 San Vicente Blvd, Ste 650, Los Angeles, CA 90049 at 10:00 A.M., local time, on Wednesday, July 27, 2022, for the following purposes:

●	The election of one Class I director to serve until the 2025 Annual Meeting of Stockholders;

●	A precatory proposal to declassify the structure of our Board of Directors (the “Board”) such that each director standing for election shall only be eligible to be elected for one-year terms;

●	Approval of an amendment to our Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”)

●	The ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	An advisory proposal (non-binding) regarding the compensation of our named executive officers as disclosed in this Proxy Statement;

●	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal; and

●	The transaction of such other business as may properly come before the Annual Meeting and at any postponement or adjournment thereof.

Only those stockholders of record at the close of business on May 31, 2022, are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer and Senior Vice President

June 16, 2022

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on July 27, 2022:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement,

are available at http://materials.proxyvote.com/232828.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

PROXY STATEMENT	1
GENERAL INFORMATION	1
PROPOSAL 1— ELECTION OF DIRECTORS	8
CORPORATE GOVERNANCE	10
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
EXECUTIVE COMPENSATION	20
COMPENSATION OF DIRECTORS	25
PROPOSAL 2 — DECLASSIFICATION OF THE BOARD	26
PROPOSAL 3 — APPROVAL OF THE REVERSE STOCK SPLIT	27
PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
PROPOSAL 5 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	38
PROPOSAL 6 — ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL	39
STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING	40
OTHER MATTERS	41
ANNEX A — FORM OF REVERSE STOCK SPLIT AMENDMENT	A-1

CytRx Corporation

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

To Be Held July 27, 2022

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished to holders of the common stock, $0.001 par value per share (“Common Stock”), Series C preferred stock, $0.01 par value per share (“Series C Preferred Stock”) and Series D preferred stock, $0.01 per share (“Series D Preferred Stock”) of CytRx Corporation, a Delaware corporation (“we,” “us,” “our,” “CytRx” or the “Company”), in connection with the solicitation of proxies by our board of directors (“Board of Directors” or “Board”) on behalf of the Company for use at our Annual Meeting of Stockholders to be held at the Company’s corporate offices, 11726 San Vicente Blvd, Ste 650, Los Angeles, CA 90049, local time, on Wednesday, July 27, 2022 and at any postponement or adjournment thereof.

This Proxy Statement and the accompanying proxy materials are first being furnished to our stockholders on or about June 16, 2022. Our Board of Directors is asking you to vote your shares as described below. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously submitted a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

In accordance with the rules of the SEC, we are furnishing our proxy materials, including this Proxy Statement and our 2021 Annual Report on Form 10-K, to our stockholders via the Internet. We are mailing to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how to access our proxy materials on the Internet and how to vote. Other stockholders, in accordance with their prior requests, will receive an email with instructions on how to access our proxy materials and vote, or will be mailed paper copies of our proxy materials and a proxy card or voting form. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice of Internet Availability.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available on the Internet at: http://www.cytrx.com/investor-relations/sec-filings/.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated Ms. Cristina Newman, Corporate Secretary and Mr. John Y. Caloz, our Chief Financial Officer and Senior Vice President, as proxy holders for the Annual Meeting. By completing, signing and returning the accompanying proxy card, you are authorizing Ms. Newman and Mr. Caloz, or either of them, to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is advisable to complete, sign and return your proxy card before the Annual Meeting date just in case your plans change. You may vote, in person, at the Annual Meeting even if you have previously returned a proxy. If you hold shares through a broker, bank or similar organization, you must provide a copy of the proxy from the broker or other agent.

What is a Proxy Statement?

This Proxy Statement is a document that regulations of the Securities and Exchange Commission, or SEC, require us to give you when we ask you to sign a proxy card designating Ms. Newman and Mr. Caloz as proxies to vote on your behalf.

1

What is in this Proxy Statement?

This Proxy Statement describes the Proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the Proposals, as well as other information about us, so that you can make an informed decision.

What am I voting on?

Proposal 1: The election of one Class I director to serve until the 2025 annual meeting of stockholders.

Proposal 2: A precatory proposal to declassify the structure of the Board such that each director standing for election shall only be eligible to be elected for one-year terms (the “Declassification Proposal”).

Proposal 3: A proposal to authorize the Board, in its discretion but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, to amend our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split Proposal”).

Proposal 4: Ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 5: An advisory proposal (non-binding) regarding the compensation of our named executive officers as disclosed in this Proxy Statement.

Proposal 6: A proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Why is the Company electing to effect a reverse stock split?

We believe that the Reverse Stock Split, as defined and described in the Reverse Stock Split Proposal, will help us achieve a number of important goals, including enhancing our ability to satisfy the initial listing requirements of a national securities exchange. One of the listing requirements common to national securities exchanges is that the bid price of our common stock be at a specified minimum per share. Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over any applicable minimum bid price requirements. The Reverse Stock Split will also effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction in outstanding shares effected by the Reverse Stock Split.

In addition, with a high number of issued and outstanding shares of common stock, the price per each share of our common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

2

Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

If the Reverse Stock Split Amendment (as defined in the Reverse Stock Split Proposal) is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock, as well as effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be able to satisfy the initial listing requirements of a national securities exchange. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Who is entitled to vote at and attend the Annual Meeting?

Only stockholders of record, including holders of our Common Stock, holders of our Series C Preferred Stock and holders of our Series D Preferred Stock, at the close of business on May 31, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Notwithstanding the foregoing, holders of outstanding shares of Series D Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (defined below); and holders of our Series C Preferred Stock are only entitled to vote on an as-converted basis with holders of our Common Stock subject to a beneficial ownership limitation set at 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Series C Preferred Stock held by the holder (the “Beneficial Ownership Limitation”).

All shares of Series D Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series D Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval of the Reverse Stock Split Amendment.

Attendance at the Annual Meeting will be limited to stockholders or their proxy holders. If you are a proxy holder for a stockholder whose shares are registered in his or her name, you must provide a copy of the proxy from the stockholder of record. If you hold shares through a broker, bank or similar organization, you must provide a copy of the proxy from the broker or other agent. Each attendee must also present valid photo identification, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

How can I vote my shares?

Whether you hold shares as a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the 2022 Annual Meeting by the following means:

(1) By mail — Complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. If you are a beneficial owner of shares held in street name, you may vote by mail by completing, signing and dating the voting instructions in the notice provided by your broker, bank or other intermediary and mailing it in the accompanying pre-addressed envelope.

(2) By telephone — If you are a stockholder of record or a record holder that has shares of our Common Stock registered in their names with our transfer agent, American Stock Transfer, please submit your proxy by calling 1-800-690-6903 specified on your paper copy of the proxy card you received if you received a printed set of the proxy materials. If you are a beneficial owner, who owns shares that are held in ‘Street name” through a broker, bank or other intermediary, please submit your vote by calling 1-800-454-8683 specified on your voting instruction form. You must have your sixteen digit control number that appears on your proxy card or voting instruction form available when submitting your proxy over the telephone.

3

(3) By Internet — If you received a Notice of Internet Availability by mail, you can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability. If you received a Notice of Internet Availability or proxy materials by email, you may submit your proxy or voting instructions over the Internet by following the instructions included in the email. If you received a printed set of the proxy materials by mail, including a paper copy of the proxy card or voting instruction form, you may submit your proxy or voting instructions over the Internet by following the instructions on the proxy card or voting instruction form.

If your control number is not recognized, please refer to your proxy card or voting instruction form for specific voting instructions.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What if I change my mind after I return my proxy card?

You may revoke your proxy card and change your vote by:

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	voting in person at the Annual Meeting.

However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy card?

If your shares are held in street name, your brokerage firm may vote your shares without your instructions only under certain circumstances.

Brokerage firms have authority under the rules of The New York Stock Exchange to vote customers’ unvoted shares on “routine” matters only. Under these rules, Proposals 1, 2 and 5 are considered non-routine, so if you do not give your broker instructions, your shares will be treated as broker non-votes and will not be voted with respect to each of Proposals 1, 2 and 5. Proposals 3, 4 and 6 are considered routine matters.

If you do not return a proxy card to vote your shares, your brokerage firm may either:

●	vote your shares on Proposals 3, 4 and 6 only; or

●	leave your shares unvoted.

We encourage you to provide instructions to your brokerage firm by returning your proxy card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the Proposals described in this Proxy Statement.

4

What constitutes a quorum?

Our Amended and Restated Bylaws (“Bylaws”), provide that the presence, in person or by proxy, at the Annual Meeting of the holders of one-third of outstanding shares of our stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes (shares held by a broker or nominee that has no authority to vote upon a particular matter) also will be counted as shares present for purposes of establishing a quorum. On the record date, there were 45,037,391 shares of our Common Stock, 2,752 shares of our Series C Preferred Stock and 48,165.079 shares of our Series D Preferred Stock issued and outstanding.

Regardless of whether a quorum is present at the Annual Meeting, the vote of a majority of the shares of stock present in person or represented by proxy at the meeting may adjourn the Annual Meeting to a later date or dates, without notice other than announcement at the Annual Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What are the voting rights of our stockholders?

As of the Record Date, 45,037,391 shares of Common Stock, 2,752 shares of Series C Preferred Stock held by a single shareholder and 48,165.079 shares of Series D Preferred Stock were outstanding.

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting.

Each holder of Series C Preferred Stock will be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible with respect to any and all matters presented to the common stockholders for their action or consideration at the Annual Meeting. As of the Record Date, the outstanding shares Series C Preferred Stock were convertible into 3,127,688 shares of Common Stock (subject to the limits of the Beneficial Ownership Limitation) and the holder of such convertible Series C Preferred Stock may vote such shares on each matter brought before the Annual Meeting on an as-converted basis together with the holders of the Common Stock (i.e., the 2,752 shares of Series C Preferred Stock will have the same voting power as 3,127,688 shares of Common Stock). Once the holder of Series C Preferred Stock reaches the limits of the Beneficial Ownership Limitation, the holder of Series C Preferred Stock will have no further voting rights beyond that which falls within the Beneficial Ownership Limitation.

As previously announced on May 19, 2022, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series D Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on May 20, 2022. The holders of Series D Preferred Stock have 1,000,000 votes per whole share of Series D Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series D Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal and Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series D Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split, the Adjournment Proposal or any other matter. When a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series D Preferred Stock (or fraction thereof) held by such holder will, unless otherwise indicated on the proxy or ballot, be automatically cast in the same manner as the vote of the share of Common Stock in respect of which such share of Series D Preferred Stock (or fraction thereof) was issued as a dividend is cast, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series D Preferred Stock (or fraction thereof) held by such holder. Holders of Series D Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series D Preferred Stock on the Reverse Stock Split, the Adjournment Proposal or any other matter brought before the Annual Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock.

5

All references in this Proxy Statement to quorum, voting requirements, common stock and holders of Common Stock, are, unless the context requires otherwise, deemed to include Series C Preferred Stock and holders of Series C Preferred Stock (as appropriate) as well as Series D Preferred Stock and holders of Series D Preferred Stock (as appropriate).

With respect to Proposal 1, the election of a director, who will be elected by a plurality of the votes cast for such Class, you may vote “FOR” or “WITHHOLD AUTHORITY” with respect to the nominee. In tabulating the voting results for the election of directors, only “FOR” votes will be counted. Abstentions and broker non-votes will not be considered as votes cast on this proposal and therefore will not affect the outcome of this proposal.

With respect to each of Proposals 2, 3, 4, 5 and 6, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes will have the effect of a vote against Proposals 3 and 6 but will have no effect on the outcome of Proposals 2, 4 and 5.

Abstentions will have the effect of a vote against Proposals 3, 4, 5 and 6, since the shares underlying an abstention will be counted as present at the Annual Meeting, but will have no effect on the outcome of Proposal 2.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What happens if a director nominee is unable to stand for election?

Our Board of Directors may select a substitute nominee. If you have completed, signed and returned your proxy card, Ms. Newman and Mr. Caloz, or either of them, can vote your shares for the substitute nominee.

What are the board’s recommendations?

The recommendations of our Board of Directors are set forth together with the description of each Proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

●	“FOR” election of one Class I director as named in this Proxy Statement, as described in Proposal 1;

●	“FOR” the approval of the precatory proposal to declassify the structure of the Board such that each director standing for election shall only be eligible to be elected for one-year terms, as described in Proposal 2;

●	“FOR” the approval of the Reverse Stock Split, as described in Proposal 3;

●	“FOR” ratification of the appointment of Weinberg & Company as our independent registered public accounting firm for the year ending December 31, 2022, as described in Proposal 4;

●	“FOR” the approval of the compensation of our named executive officers, as described in Proposal 5; and

●	“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Stock Split Proposal, as described in Proposal 6.

6

Proxies

If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH OUR BOARD OF DIRECTORS’ RECOMMENDATIONS IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Form 8-K to be filed with the SEC. You may obtain a copy of the Form 8-K by contacting us at (310) 826-5648 or at an SEC public reference room. For the location of an SEC public reference room, please contact the SEC at (800) SEC-0330.

You can also read the Form 8-K that will contain the voting results on the Internet at www.cytrx.com or through the SEC’s electronic data system called EDGAR at www.sec.gov.

How do I receive an annual report?

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) is being delivered with this Proxy Statement. The Annual Report is also available on our website at www.cytrx.com/investor-relations/sec-filings/ and on the SEC’s website at www.sec.gov. The Annual Report available on our website includes a letter to stockholders from our Chief Executive Officer. Copies of exhibits to the Annual Report will be made available for a reasonable charge upon written request to CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

We encourage you to review our periodic reports filed with the SEC, including, but not limited to, our most recent Quarterly Report on Form 10-Q filed on May 12, 2022.

7

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors at four. Our Certificate of Incorporation and our Bylaws provide for the classification of our directors into three classes, which we refer to as Class I, Class II and Class III, with each class to consist as nearly as possible of an equal number of directors. One class of directors is to be elected at each annual meeting of stockholders to serve for a term of three years. On March 8, 2022, Dr. Louis Ignarro (a Class I director) resigned from the Board of Directors, with his resignation effective immediately prior to the Annual Meeting. Our Board of Directors has nominated Mr. Cary Claiborne for election as a Class I director to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Claiborne will fill the vacancy resulting from Dr. Ignarro’s resignation.

The Board of Directors has fixed as one the number of directors to be elected to the board at this Annual Meeting.

Information concerning our director nominee, as well as the directors whose terms of office will continue after the 2022 Annual Meeting, is set forth below. Each director’s age is indicated in parentheses after his or her name.

Class I — Nominee to Serve as Director Until the 2025 Annual Meeting of Stockholders

Cary Claiborne (61) has served on the Board of Directors of NeuroSense Therapeutics since December 2021, where he also serves as chair of the audit committee. Mr. Claiborne has served as the Chief Operating Officer since December 2021 and a director since November 2021 for Adial Pharmaceuticals Inc. a public biopharmaceutical company. Prior to joining Adial, Mr. Claiborne served as the CEO of Prosperity Capital Management, LLC, a US based Private Investment and Advisory firm that he founded. From 2014 until 2017, Mr. Claiborne served as the Chief Financial Officer and board member of Indivior PLC. a public global commercial stage pharmaceutical company. Mr. Claiborne was also a director on the Board of Directors of New Generation Biofuels Inc. and MedicAlert Foundation, where he also served as the chair of the audit and finance committees. From 2011 to 2014, Mr. Claiborne was the Chief Financial Officer of Sucampo Pharmaceuticals Inc., a public global biopharmaceutical company focused on drug discovery, development, and commercialization. Mr. Claiborne graduated from Rutgers University with a B.A. in Business Administration. He also holds an M.B.A from Villanova University and was previously a NACD Governance Fellow. His diverse background in the pharmaceutical industry and finance will provide the board with a balanced perspective and will be very helpful to the Board and the Company.

Vote Required

The affirmative vote of a plurality of the shares entitled to vote at the Annual Meeting on Proposal 1 is required for the election of a director. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. CLAIBORNE AS CLASS I DIRECTOR.

Continuing Directors

The following is a description of the incumbent Class II and Class III directors whose terms of office will continue after the 2022 Annual Meeting:

8

Class II — Director Serving Until the 2023 Annual Meeting of Stockholders

Joel K. Caldwell (67) joined the Board and became the Chairman of the Audit Committee on July 12, 2017. He brings more than 30 years of experience in tax matters, finance and internal auditing. Mr. Caldwell retired from Southern California Edison, one of the nation’s largest public utilities, where he had been employed for 28 years in various executive-level accounting and finance positions covering Internal Audits, Executive Compensation, Long Term Finance, Employee Benefits and, most recently prior to his retirement, Sarbanes-Oxley Internal Controls Compliance. He also worked in public accounting at the firm of Arthur Andersen & Co. Mr. Caldwell volunteers his business skills, serving as a financial advisor on the board of trustees of a charitable organization, and continues his involvement with track and field sports by volunteering as a meet official at Pacific Palisades Charter High School. He holds B.S. and M.B.A. degrees from the University of California, Berkeley. Mr. Caldwell has been a Certified Public Accountant in California since 1982 and a Certified Internal Auditor since 1986. He is a member of both the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. His diverse background in accounting, auditing and finance will provide the board with a balanced perspective to enhance its stewardship of the Company.

Class III — Director Serving Until the 2024 Annual Meeting of Stockholders

Jennifer K. Simpson, Ph.D. (53) joined the Board in July 2021. Dr. Simpson serves as President and Chief Executive Officer and as a member of the board of directors of Panbela Therapeutics since July 2020. She most recently served as President and Chief Executive Officer and as a member of the board of directors of Delcath Systems, Inc., an interventional oncology company, from 2015 to June 2020. She had previously held various other leadership roles at Delcath since 2012. From 2011 to 2012, Dr. Simpson served as Vice President, Global Marketing, Oncology Brand Lead at ImClone Systems, Inc. (a wholly owned subsidiary of Eli Lilly and Company), where she was responsible for all product commercialization activities and launch preparation for one of the late-stage assets. From 2009 to 2011, Dr. Simpson served as Vice President, Product Champion and from 2008 to 2009 as the Associate Vice President, Product Champion for ImClone’s product Ramucirumab. From 2006 to 2008, Dr. Simpson served as Product Director, Oncology Therapeutics Marketing at Ortho Biotech (now Janssen Biotech), a Pennsylvania-based biotech company that focuses on innovative solutions in immunology, oncology and nephrology. Earlier in her career, Dr. Simpson spent over a decade as a hematology/oncology nurse practitioner and educator. Dr. Simpson has served on the board of directors and nominating and corporate governance committee of Eagle Pharmaceuticals, Inc. since August 2019. She earned a Ph.D. in Epidemiology from the University of Pittsburgh, a M.S. in Nursing from the University of Rochester, and a B.S. in Nursing from the State University of New York at Buffalo. Her experience in the field of clinical development and oncology will be very helpful to the Board and the Company.

9

CORPORATE GOVERNANCE

Directors And Executive Officers

The following table sets forth information concerning our current directors and executive officers:

Name*	Age	Class of Director(2)	Position
Louis Ignarro, Ph.D.(1)	80	I	Chairman of the Board(3)(4)
Joel Caldwell	66	II	Director(3)(4)
Jennifer K Simpson, Ph.D.	53	III	Director
Stephen Snowdy, Ph.D.	53	—	Chief Executive Officer
John Y. Caloz	70	—	Chief Financial Officer and Senior Vice-President

* Biographical information for each our directors is set forth in Proposal 1. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - Executive Officers” for biographical information on our executive officers.

(1)	On March 8, 2022, Louis Ignarro resigned from the Board of Directors with his resignation effective immediately prior to the Annual Meeting. Dr. Ignarro is contractually obligated to step down as a director of the Board prior to the Annual Meeting.

(2)	Our Class I director serves until the 2022 annual meeting of our stockholders; our Class II director serves until the 2023 annual meeting of our stockholders, and our Class III directors serve until the 2024 annual meeting of our stockholders.

(3)	Members of our Audit Committee. Mr. Caldwell is Chairman of the Committee.

(4)	Members of our Compensation Committee. Dr. Ignarro is Chairman of the Committee.

Meetings of the Board of Directors and Committees

Board of Directors

The property, affairs and business of CytRx are conducted under the general supervision and management of our Board of Directors as called for under the laws of Delaware and our Bylaws. Mr. Kriegsman, our former Chief Executive Officer, also served as Chairman of our Board of Directors until his resignation on January 3, 2022. Dr. Ignarro currently serves as Chairman. Dr. Ignarro will resign as Chairman upon his resignation from the Board on July 26, 2022. Our Board of Directors has established two standing committees, the Audit Committee and the Compensation Committee to provide effective oversight of the Company.

The Board of Directors held six meetings in 2021. Each of our current directors attended at least 75% of the meetings of the board and of board committees on which the director served during this period.

Director Independence

Our Board of Directors has determined that the new director nominee, Mr. Claiborne, as well as Dr. Ignarro and the continuing directors, Mr. Caldwell and Dr. Simpson, are “independent” under the current independence standards of the OTC Markets, and have no material relationships with us (either directly or as a partner, shareholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our Board has determined that the directors mentioned above also met the higher standards of the OTC Markets of “independence” for purposes of service as the members of our Audit Committee. In making these determinations, our Board of Directors has broadly considered all relevant facts and circumstances, recognizing that material relationships can include commercial, banking, consulting, legal, accounting, and familial relationships, among others.

10

The following table provides information concerning the current membership of our board committees:

Name	Audit Committee	Compensation Committee
Dr. Louis Ignarro*	●	Chair
Mr. Joel Caldwell, CPA	Chair	●

*	On March 8, 2022, Louis Ignarro resigned from the Board of Directors with his resignation effective immediately prior to the Annual Meeting (July 26, 2022). The Board of Directors intends to appoint Mr. Claiborne, the Class I director nominee, as Chair of the Compensation Committee following the Annual Meeting. The Board of Directors will fill the vacancy on the Audit Committee following the Annual Meeting.

Audit Committee

Our Board of Directors has determined that each of the current members of the Audit Committee is “independent” under the current independence standards of the OTC Markets. Our Board of Directors has also determined that Mr. Caldwell is an audit committee financial expert.

The Audit Committee’s responsibilities include oversight activities described below under the “Report of the Audit Committee.” The Audit Committee reviews our financial structure, policies and procedures, appoints our independent registered public accounting firm, reviews with our independent registered public accounting firm the plans and results of the audit engagement, approves audit and permitted non-audit services provided by our independent registered public accounting firm, reviews the independence of our independent registered public accountants and reviews the adequacy of our internal accounting controls as well as of our ethics programs.

The Audit Committee has discussed with our independent registered public accounting firm the firm’s independence from management and us, including the matters in the written disclosures required by the Independence Standards board and considered the compatibility of permitted non-audit services with the auditors’ independence.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to CytRx Corporation’s audited financial statements for the year ended December 31, 2021.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

●	The quality and integrity of our financial statements and reports.

●	Our independent registered public accounting firm’s qualifications and independence.

●	The performance of our internal audit function and our independent auditors.

●	Compliance with our disclosure policy and applicable federal and state laws, including Delaware’s duty of disclosure.

The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is available on our website at www.cytrx.com.

11

The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor our financial reporting process and internal control system.

●	Review and appraise the audit efforts of our independent accountants and internal audit function.

●	Provide an open avenue of communication among the independent accountants, our management and the Board of Directors.

The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to our financial statements and the financial reporting process, our disclosure policy, our systems of internal accounting and financial controls, our internal audit function, the annual independent audit of our financial statements and the ethics programs established by our management and the Board of Directors. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. The Audit Committee also receives reports from the Disclosure Committee and Director of Communications Compliance.

The Audit Committee must pre-approve all auditing services and all permitted non-auditing services to be provided by the outside auditors. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the auditors’ independence and there are cost or other efficiencies in obtaining such services from the auditors as compared to other possible providers. During 2021, the Audit Committee approved all of the audit and non-audit services proposals submitted to it.

The Audit Committee met four times during 2021. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and its outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed under applicable rules, regulations and U.S. generally accepted auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has retained Weinberg & Company since June 2019 to audit our financial statements. The Audit Committee also has selected Weinberg & Company as our independent registered public accounting firm for fiscal 2022.

The Audit Committee discussed with Weinberg & Company, which audited our annual financial statements for 2021, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Weinberg & Company to the Audit Committee as required by the PCAOB.

In addition, the Audit Committee reviewed initiatives aimed at strengthening the effectiveness of CytRx’s internal control structure. As part of this process, the Audit Committee continues to monitor and review staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC.

Respectfully submitted,

Audit Committee:

Joel Caldwell, CPA, Chair
Louis Ignarro, Ph.D.*

* Dr. Ignarro will step down from the Audit Committee upon his resignation from the Board effective immediately prior to the Annual Meeting (July 26, 2022).

12

Compensation Committee

The Compensation Committee is authorized to determine the annual salaries and bonuses of our officers and to make and approve in its sole discretion, stock option grants and other discretionary awards under our stock option or other equity incentive plans to all persons who are Board members or officers, and shall approve the amount of stock options annually granted to staff. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans. The Compensation Committee is also authorized to approve all special perquisites, special cash payments and other special compensation and benefit arrangements for officers The Compensation Committee operates pursuant to a written charter, a copy of which is available on our website at www.cytrx.com. Our Board of Directors has determined that each of the current members of the Compensation Committee, Dr. Ignarro and Mr. Caldwell, is “independent” under the current independence standards of the OTC Markets for purposes of service on the Compensation Committee.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.

The Compensation Committee held one meeting during 2021.

Director Nominations

The Company does not have a standing nominating committee or a nominating committee charter. The full Board of Directors performs the functions of a nominating committee pursuant to procedures adopted by the Board of Directors. The Board of Directors has no stated specific minimum requirements that must be met by a candidate for a position on the Board of Directors other than those set forth in our By-laws. The Board of Directors may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board.

Diversity

The Board is responsible for assembling for stockholder consideration director nominees who, taken together, have appropriate experience, qualifications, attributes, and skills to function effectively as a board. The Board periodically reviews its composition in light of our changing requirements, its assessment of its performance, and the input of stockholders and other key constituencies. The Board looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to board service. In addition, they seek to include on the Board of Directors a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board of Directors confronts. These individual qualities can include matters such as experience in our company’s industry, technical experience (i.e., medical or research expertise), experience gained in situations comparable to the company’s, leadership experience, and relevant geographical diversity.

13

Stockholder Recommendations of Director Candidates

The policy of the Board of Directors is that a stockholder wishing to submit recommendations for director candidates for consideration as nominees of the Board of Directors for election at an annual meeting of stockholders must do so in writing no later than 120 days nor more than 150 days before the anniversary of the mailing date of the previous year’s proxy statement. The written recommendation must include the following information:

●	A statement that the writer is a stockholder and is proposing a candidate for consideration, and include the name and address of the stockholder and the number of shares of our common stock which the stockholder owns beneficially or of record.

●	The name and contact information for the candidate.

●	A statement of the candidate’s business and educational experience.

●	The number of shares of our common stock, if any, owned either beneficially or of record by the candidate and the length of time such shares have been so owned.

●	The written consent of the candidate to serve as a director if nominated and elected.

●	Information regarding any relationship or understanding between the proposing stockholder and the candidate.

●	A statement that the proposed candidate has agreed to furnish us all information as we deem necessary to evaluate such candidate’s qualifications to serve as a director.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our board members or management are evaluated.

Stockholder Nominations of Directors

Our Bylaws specify the procedures by which stockholders may nominate director candidates directly, as opposed to merely recommending a director candidate to the Board of Directors as described above. Any stockholder nominations must comply with the requirements of our Bylaws and should be addressed to: Corporate Secretary, CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049. Any stockholder making a nomination must do so in writing no later than 120 days nor more than 150 days before the anniversary of the mailing date of the previous year’s proxy statement for stockholder proposals.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our board members may contact us by telephone, facsimile or regular mail at our principal executive office. Written stockholder communications specifically marked as a communication for our Board of Directors or a particular director, will be forwarded unopened to the Chairman of the Board or to the particular director to which they are addressed, or presented to the full board or the particular director at the next regularly scheduled board meeting. In addition, stockholder communications received by us via telephone or facsimile for our Board of Directors or a particular director will be forwarded to our board or the particular director by an appropriate officer.

Code of Ethics

We have adopted a Code of Ethics applicable to all employees, including our principal executive officer, principal financial officer and principal accounting officer, a copy of which is available on our website at www.cytrx.com. If we make any amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on our website at www.cytrx.com.We will furnish, without charge, a copy of our Code of Ethics upon request. Such requests should be directed to Attention: Corporate Secretary, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California, or by telephone at 310-826-5648.

14

Board Leadership Structure

On January 3, 2022, the Board appointed Dr. Ignarro as Chairman of the Board and Mr. Caldwell as Lead Director. Mr. Caldwell ceased to be a Lead Director upon his resignation as a Class I director in connection with his appointment as a Class II director on May 29, 2022. The Chairman of the Board presides at all meetings of our Board of Directors (but not at its executive sessions) and exercises and performs such other powers and duties as may be assigned to him from time to time by the board or prescribed by our Bylaws.

Our Board of Directors has no established policy on whether it should be led by a Chairman who is also the Chief Executive Officer, but periodically considers whether combining, or separating, the role of Chairman and Chief Executive Officer is appropriate. Upon the resignation of Mr. Kriegsman as Chairman and Chief Executive Officer, the roles of Chairman and Chief Executive Officer were separated. The Board of Directors intends to appoint Ms. Simpson as Interim Chair of the Board of Directors following the Annual Meeting. The Board will continue to assess whether this leadership structure is appropriate and will adjust it as it deems appropriate.

Board of Directors’ Role in Risk Oversight

In connection with its oversight responsibilities, our Board of Directors, including the Audit Committee, periodically assesses the significant risks that we face. These risks include, but are not limited to, financial, technological, competitive, and operational risks. Our Board of Directors administers its risk oversight responsibilities through our Chief Executive Officer and Chief Financial Officer, who review and assess the operations of our business as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Employee, Officer, and Director Hedging Policy

All of the Company’s directors, officers, management level employees and certain other employees are subject to the Company’s policy on hedging, which is included in the Company’s Statement of Policy on Securities Trading. Under the terms of this policy, directors, officers and employees may not enter into hedging or monetization transactions (such as zero-cost dollars and forward sale contracts) or similar arrangements with respect to company securities.

Transactions with Related Persons

General

Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons, in accordance with its Charter.

Transactions between us and one or more related persons may present risks or conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics requires all employees, officers and directors to avoid activities or relationships that conflict, or may be perceived to conflict, with our interests or adversely affect our reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate so long as there is full disclosure of the interest of the related parties in the transaction and review and approval by disinterested directors to ensure there is a legitimate business reason for the transaction and that the transaction is fair to us and our stockholders.

As a result, the procedures followed by the Audit Committee to evaluate transactions with related persons require:

●	That all related person transactions, all material terms of the transactions, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction must be communicated to the Audit Committee; and

●	That all related person transactions, and any material amendment or modification to any related person transaction, be reviewed and approved or ratified by the Audit Committee.

15

Our Audit Committee will evaluate related person transactions based on:

●	Information provided by members of our Board of Directors in connection with the required annual evaluation of director independence;

●	Pertinent responses to the Directors’ and Officers’ Questionnaires submitted periodically by our officers and directors and provided to the Audit Committee by our management;

●	Background information on nominees for director provided by our Board of Directors; and

●	Any other relevant information provided by any of our directors or officers.

In connection with its review and approval or ratification, if appropriate, of any related person transaction, our Audit Committee is to consider whether the transaction will compromise standards included in our Code of Ethics. In the case of any related person transaction involving an outside director or nominee for director, the Audit Committee also is to consider whether the transaction will compromise the director’s status as an independent director as prescribed in the standards of the OTC Markets pertaining to companies quoted on OTCQB.

Kriegsman Separation Agreement

In connection with Mr. Kriegsman’s departure from his roles as an officer of the Company and the Chairman of the Board of Directors, the Company and Mr. Kriegsman entered into a General Release and Separation Agreement, dated January 3, 2022. This transaction was approved by the Board of Directors in December 2021.

In connection with the execution of the Separation Agreement, Mr. Kriegsman’s existing executive employment agreement, as amended (the “Prior Employment Agreement”), was terminated; provided, however, that certain surviving customary confidentiality provisions and milestone and royalty payments as defined in the Prior Employment Agreement remain in full force and effect.

Applicable Definitions

For purposes of our Audit Committee’s review:

●	“Related person” has the meaning given to such term in Item 404(a) of Securities and Exchange Commission Regulation S-K (“Item 404(a)”); and

●	“Related person transaction” means any transaction for which disclosure is required under the terms of Item 404(a) involving us and any related persons.

Board Member Attendance at Annual Meetings

Our Governance Guidelines state that our directors are expected to attend the Company’s annual meeting of stockholders. However, due to the COVID-19 pandemic, our directors did not attend the 2021 Annual Meeting in person.

Delinquent Section 16(a) Reports

Each of our executive officers and directors and persons who owns more than 10% of our outstanding shares of Common Stock is required under Section 16(a) of the Securities Exchange Act to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. Based solely on our review of these reports and of copies of reports we have received, as well as written representations from certain reporting persons, we believe that our directors and executive officers and greater than 10% stockholders for the fiscal year ended December 31, 2021, timely complied with all applicable Section 16(a) filing requirements, other than the inadvertent late filing of one Form 3 for Ms. Simpson reporting no ownership positions.

16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following tables set forth information with respect to the beneficial ownership of our Common Stock, Series C Preferred Stock and Series D Preferred Stock as of May 31, 2022 by: (1) each person who is known by us to beneficially own more than five percent of our Common Stock; (2) each of our directors; (3) our named executive officers listed in the Summary Compensation Table under the caption “Executive Compensation”; and (4) all of our executive officers and directors as a group. Each of the foregoing persons is referred to herein as a “Reporting Person.”

Beneficial ownership is determined in accordance with the SEC rules. Shares of Common Stock subject to warrants or options that are presently exercisable, or exercisable within 60 days of May 31, 2022, which are indicated by footnote, are deemed outstanding in computing the percentage ownership of the person holding the options, but not in computing the percentage ownership of any other person. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock shown, subject to applicable community property laws. An asterisk (*) represents beneficial ownership of less than 1%. Percentage ownership is based on 45,037,391 shares of Common Stock, 2,752 shares of Series C Preferred Stock and 48,165.079 shares of Series D Preferred Stock outstanding as of May 31, 2022.

Name of Beneficial Owner	Shares of Common Stock		Percent of Common Stock
Named Executive Officers, Directors and Director Nominees
Louis Ignarro, Ph.D.	597,213	(1)	1.4%
Stephen Snowdy, Ph.D.	0		* %
Joel Caldwell	335,373	(2)	* %
Jennifer Simpson, Ph.D.	25,000	(3)	* %
John Y. Caloz	592,424	(4)	1.4%
Cary Claiborne	0		0%
Steven A. Kriegsman	3,668,038	(5)	8%
All executive officers, directors and nominees as a group (seven persons)	5,218,048	(6)	11.38%

Name and Address of 5% Beneficial Owners
Armistice Capital LLC	4,533,780	(7)	9.99%
510 Madison Ave, 7th floor
New York, NY 10022

(1)	Includes 166,667 shares subject to options.
(2)	Includes 60,000 shares subject to options.
(3)	Includes 25,000 restricted shares.
(4)	Includes 591,667 shares subject to options.
(5)	Based on Form 4 filed with the SEC on August 13, 2020, which reported 3,668,038 shares of common stock beneficially owned by Mr. Kriegsman. Mr. Kriegsman resigned from his position as Chief Executive Officer as of January 3, 2022. Open market purchases or sales, if any, by Mr. Kriegsman of our common stock since the date Mr. Kriegsman resigned as our Chief Executive Officer are not known to us or reported in this table.
(6)	Includes 818,334 shares subject to options.
(7)

Amount includes shares of Common Stock owned directly by Armistice Capital LLC (“Armistice”) and shares of Common Stock underlying currently convertible Series C Preferred Stock owned by Armistice, which preferred shares are subject to the 9.99 percent Beneficial Ownership Limitation that prevents further conversion. Based solely on information furnished by Armistice to the Company, Armistice directly owned 4,187,988 shares of Common Stock as of May 31, 2022. Under the terms of the Certificate of the Designations, Powers, Preferences and Rights of Series C 10.00% Convertible Preferred Stock, and the Beneficial Ownership Limitation described therein, Armistice holds an additional 345,792 shares of Common Stock that underly currently convertible Series C Preferred Stock. The Schedule 13G jointly filed on February 15, 2022 by Armistice and Steven Boyd, the managing member of Armistice, indicates that Mr. Boyd and Armistice each held shared voting and dispositive power with respect to shares of Common Stock held by Armistice at the time of filing. Amount does not include shares of Common Stock underlying Series C Preferred Stock that are currently not convertible as a result of the Beneficial Ownership Limitation.

17

Name of Beneficial Owner	Shares of Series C Preferred Stock	Percent of Series C Preferred Stock
Named Executive Officers, Directors and Director Nominees
All executive officers, directors and nominees as a group (seven persons)	0	0%

Name and Address of 5% Beneficial Owners
Armistice Capital LLC	2,752	100.0%
510 Madison Ave, 7th floor
New York, NY 10022

Name of Beneficial Owner	Shares of Series D Preferred Stock (1)		Percent of Series D Preferred Stock
Named Executive Officers, Directors and Director Nominees
Louis Ignarro, Ph.D.	430.546		*	%
Stephen Snowdy, Ph.D.	0		*	%
Joel Caldwell	275.373		*	%
Jennifer Simpson, Ph.D.	25		*	%
John Y. Caloz	0.757		*	%
Cary Claiborne	0		*	%
Steven A. Kriegsman	3,668.038		7.62%
All executive officers, directors and nominees as a group (seven persons)	4,399.714		9.13%

Name and Address of 5% Beneficial Owners
Armistice Capital LLC	7,315.676	(2)	15.19%
510 Madison Ave, 7th floor
New York, NY 10022

(1)	Each share of Series D Preferred Stock will entitle the holder thereof to 1,000,000 votes per share (and, for the avoidance of doubt, each fraction of a share of Series D Preferred Stock will have a ratable number of votes).
(2)

Because of the Beneficial Ownership Limitation, Armistice’s ability to vote Series D Preferred Stock is limited to its ability to vote shares of Common Stock (4,187,988 shares) and shares of Common Stock underlying currently convertible Series C Preferred Stock (345,792 shares). As a result, the total number of shares of Series D Preferred Stock that can be voted by Armistice is 4,533.78 shares.

18

Executive Officers

Set forth below is information regarding our current executive officers. Each officer’s age is indicated in parentheses after his name.

Stephen Snowdy, Ph.D. (53) was appointed Chief Executive Officer on January 3, 2022, effective January 10, 2022. Dr. Snowdy is a scientist, serial entrepreneur and medical venture capitalist with two decades of experience in life science investing and executive management. Dr. Snowdy joins from Visioneering Technologies, Inc. (ASX: VTI), where he was Chief Executive Officer and Executive Director. Dr. Snowdy previously served as Chief Executive Officer at Abby Med LLC, a start-up pharmaceutical company dedicated to the development of a novel class of cancer drugs. Prior to that, Dr. Snowdy was Chairman and Chief Executive Officer of Calosyn Pharma, Inc., a Phase 2 osteoarthritis company, and was a partner for several years at a top-tier medical venture capital firm. Dr. Snowdy simultaneously earned a PhD in Neurobiology and an MBA from the University of North Carolina. Dr. Snowdy studied Chemical Engineering and Chemistry at the University of Florida, where he also completed two years of postbaccalaureate study in cardiopharmacology. His academic training followed service in the United States Navy Special Forces.

John Y. Caloz (70) joined us in October 2007 as our Chief Accounting Officer. In January 2009 Mr. Caloz was named Chief Financial Officer. In August 2020 he was named Senior Vice President. He has a history of providing senior financial leadership in the life sciences sector, as Chief Financial Officer of Occulogix, Inc, a NASDAQ listed, medical therapy company. Prior to that, Mr. Caloz served as Chief Financial Officer of IRIS International Inc., a Chatsworth, CA based medical device manufacturer. He served as Chief Financial Officer of San Francisco-based Synarc, Inc., a medical imaging company, and from 1993 to 1999 he was Senior Vice President, Finance and Chief Financial Officer of Phoenix International Life Sciences Inc. of Montreal, Canada, which was acquired by MDS Inc. in 1999. Mr. Caloz was a partner at Rooney, Greig, Whitrod, Filion & Associates of Saint Laurent, Quebec, Canada, a firm of Chartered Accountants specializing in research and development and high-tech companies, from 1983 to 1993. Mr. Caloz, a Chartered Professional Accountant and Chartered Accountant, holds a degree in Accounting from York University, Toronto, Canada.

19

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2021 and 2020 by (i) individuals serving as our principal executive officer during the fiscal year ended December 31, 2021, (ii) our two other most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2021, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as an executive officer of the Company at the end of the fiscal year ended December 31, 2021 (the “named executive officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)	All Other Compensation ($)(3) (4)	Total ($)

Steven A. Kriegsman (1)
Former Chief Executive Officer	2021	850,000	150,000	—	6,013,700	7,013,700
	2020	850,000	150,000	—	13,700	1,013,700

John Y. Caloz
Chief Financial Officer, Treasurer and Senior Vice President	2021	400,000	100,000	—	—	500,000
	2020	400,000	100,000	—	—	500,000

(1)	Mr. Kriegsman resigned from his position as Chief Executive Officer as of January 3, 2022.

(2)	Bonuses to the named executive officers reported above were paid in December of the applicable year.

(3)	Mr. Kriegsman received a settlement payment of $6 million, which was remitted to the payroll service in December 2021 and paid to Mr. Kriegsman on January 3, 2022.

(4)	$13,700 represents life insurance premiums.

Narrative Disclosure to Summary Compensation Table

Employment Agreement with Steven A. Kriegsman

On December 13, 2019, CytRx entered into a First Amendment to Amended and Restated Employment Agreement with Mr. Kriegsman pursuant to his continued employment as Chief Executive Officer. The employment agreement, as amended, was to expire on December 31, 2024 but automatically renew following the expiration date for successive additional one-year periods, unless either Mr. Kriegsman or the Company elected not to renew it.

Under his employment agreement, Mr. Kriegsman was entitled to receive a base salary of $850,000. Our Board of Directors (or its Compensation Committee) reviewed the base salary annually and could increase (but not decrease) it in its sole discretion. In addition to his annual salary, Mr. Kriegsman was eligible to receive an annual bonus as determined by our Board of Directors (or its Compensation Committee) in its sole discretion, but not to be less than $150,000, and Mr. Kriegsman received a grant of fully-vested stock options to purchase 3,000,000 shares of Common Stock in connection with the First Amendment. In addition, Mr. Kriegsman, during his lifetime, and thereafter to his heirs, was entitled to receive payments equal to ten percent (10%) of the gross milestone and royalty payments received by the Company from Orphazyme A/S (or its successor or assigns) in respect of Arimoclomol and certain covered diseases following the sale of certain assets relating to the Company’s molecular chaperone regulation technology to Orphazyme pursuant to the Asset Purchase Agreement, dated May 13, 2011, less any applicable tax withholdings.

20

Mr. Kriegsman was eligible to receive additional grants of options to purchase shares of our common stock. The number and terms of those options, including the vesting schedule, were determined by our Board of Directors (or its Compensation Committee) in its sole discretion. In his employment agreement, however, we agreed that all stock options held by Mr. Kriegsman would provide for (a) vesting, in full, of the stock options in the event of, and upon, FDA approval to market aldoxorubicin and in the event of the termination of Mr. Kriegsman’s employment by us without “cause” or due to his “disability,” his resignation for “good reason” or his death and (b) the extended exercisability for their full term of all vested options in the event of the termination of his employment by us without “cause,” his resignation for “good reason,” due to his disability or his death.

In Mr. Kriegsman’s employment agreement, we agreed that if he was made a party, or was threatened to be made a party, to a suit or proceeding by reason of his service to us, we would indemnify and hold him harmless from all costs and expenses to the fullest extent permitted or authorized by our Certificate of Incorporation or Bylaws, or any resolution of our Board of Directors, to the extent not inconsistent with Delaware law. We also agreed to advance to Mr. Kriegsman such costs and expenses upon his request if he undertook to repay such advances if it ultimately was determined that he was not entitled to indemnification with respect to the same. These employment agreement provisions were not exclusive of any other rights to indemnification to which Mr. Kriegsman was entitled and were in addition to any rights he may have had under any policy of insurance maintained by us.

If his employment agreement was not renewed by us or by Mr. Kriegsman, or in the event we terminated Mr. Kriegsman’s employment without “cause” (as defined), or if Mr. Kriegsman terminated his employment with “good reason” (as defined), in either case whether during or following the term of his employment agreement, (i) we agreed to pay Mr. Kriegsman a lump-sum equal to his salary and prorated minimum annual bonus through to his date of termination, plus his salary and minimum annual bonus for a period of three years after his termination date, or until the expiration of the employment agreement, whichever is later, (ii) he would be entitled to immediate vesting of all stock options or other awards based on our equity securities, and (iii) he would also be entitled to continuation of his life insurance premium payments and continued participation in any of our health plans through to the later of the expiration of the amended and restated employment agreement or three years following his termination date. Mr. Kriegsman would have no obligation in such events to seek new employment or offset the severance payments to him by any compensation received from any subsequent reemployment by another employer.

Under Mr. Kriegsman’s employment agreement, he and his affiliated company, The Kriegsman Group LLC, were to provide us during the term of his employment with the first opportunity to conduct or take action with respect to any acquisition opportunity or any other potential transaction identified by them within the biotech, pharmaceutical or health care industries and that was within the scope of the business plan adopted by our Board of Directors. Mr. Kriegsman’s employment agreement also contained confidentiality provisions relating to our trade secrets and any other proprietary or confidential information, which provisions shall remain in effect for five years after the expiration of the employment agreement with respect to proprietary or confidential information and for so long as our trade secrets remain trade secrets.

On January 3, 2022, Mr. Kriegsman tendered his resignation as Chief Executive Officer. Upon his resignation, Mr. Kriegsman’s employment agreement was terminated.

Potential Payment in Connection with Change in Control for Steven A. Kriegsman

Mr. Kriegsman’s employment agreement contained no provision for payment to him upon the event of a change in control of the company. If, however, a change in control (as defined in his employment agreement) occurred and within two years after the date on which the change in control occurs, Mr. Kriegsman’s employment was terminated by us without “cause” or by him for “good reason” (each as defined in his employment agreement), in either case, whether during or following the term of his employment agreement, then, in addition to the severance benefits described above, Mr. Kriegsman would be entitled to continued participation, for a period of thirty-six months that commences on the date of termination, in health plan benefits and with COBRA benefits commencing thereafter. To the extent that any payment or distribution of any type by us to or for the benefit of Mr. Kriegsman resulting from the termination of his employment is or will be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, we have agreed to pay Mr. Kriegsman, prior to the time the excise tax is payable with respect to any such payment (through withholding or otherwise), an additional amount that, after the imposition of all income, employment, excise and other taxes, penalties and interest thereon, is equal to the sum of (i) the excise tax on such payments plus (ii) any penalty and interest assessments associated with such excise tax.

21

Employment Agreement with John Y. Caloz

John Y. Caloz is employed as our Chief Financial Officer, Treasurer and Senior Vice-President. On December 16, 2021, we entered into an employment agreement with Mr. Caloz, effective January 1, 2022, under which we agreed to continue to employ Mr. Caloz as our Chief Financial Officer through December 31, 2022 (the “Caloz Employment Agreement”). The Caloz Employment Agreement replaced a prior employment agreement between us and Mr. Caloz, which was due to expire on December 31, 2021. Under the Caloz Employment Agreement, Mr. Caloz is entitled to a base annual salary of $400,000. Mr. Caloz also is entitled to receive an annual bonus as determined by us in our sole discretion but not less than $100,000.

Pursuant to the Caloz Employment Agreement, in the event we do not offer to renew or extend the Caloz Employment Agreement and Mr. Caloz’s employment had not theretofore been terminated, we will continue to pay Mr. Caloz his annual salary thereunder during the period commencing upon expiration of the Caloz Employment and ending on June 30, 2023. In the event Mr. Caloz’s employment is terminated due to Mr. Caloz’s disability or death, all of Mr. Caloz’s unvested stock options and other equity awards will immediately vest in full and all of Mr. Caloz’s stock options and any other equity awards based on our securities will remain exercisable for their full term notwithstanding the termination of Mr. Caloz’s employment.

Quantification of Termination Payments and Benefits

In January 2022, in connection with the execution of a General Release and Separation Agreement (the “Separation Agreement”), the Prior Employment Agreement was terminated; provided, however, that certain surviving customary confidentiality provisions and milestone and royalty payments as defined in the Prior Employment Agreement remain in full force and effect. Pursuant to the Prior Employment Agreement and the Separation Agreement, Mr. Kriegsman received a lump sum cash payment equal to approximately $6.0 million. This amount was accrued in the Company’s financial results for 2021; however the payment was made in January 2022. In addition, Mr. Kriegsman will be entitled to receive continuing health benefits and life insurance premiums over the next six years at an approximate cost of $43,000 per year. These future payments were also accrued in 2021.

Dr. Snowdy, the Company’s Chief Executive Officer, is entitled to receive $250,000 should he be terminated without cause or his Employment Agreement not be renewed and $500,000 should he be terminated upon a change in control.

Mr. Caloz, the Company’s Chief Financial Officer, is entitled to receive $250,000 should he be terminated without cause, or his Employment Agreement not be renewed and $500,000 should he be terminated upon a change in control.

Incentive Plans

2021 Grants of Plan-Based Awards

No stock options or restricted stock were granted to any Executive Officers in 2021.

2008 Stock Incentive Plan and the 2019 Stock Incentive Plan

The purpose of our 2008 Stock Incentive Plan, or “2008 Plan,” and our 2019 Stock Incentive Plan, or “2019 Plan,” is to promote our success and enhance our value by linking the personal interests of our employees, officers, consultants and directors to those of our stockholders. The 2008 Plan was adopted by our Board of Directors on November 21, 2008 and by our stockholders on July 1, 2009 with certain amendments to the 2008 Plan having been subsequently approved by our Board of Directors and stockholders. The 2019 Plan was adopted by our Board of Directors on November 15, 2019.

22

2008 Plan and 2019 Plan Descriptions

The 2008 Plan and the 2019 Plan, or the Plans, are administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the power, authority and discretion to:

●	designate participants;

●	determine the types of awards to grant to each participant and the number, terms and conditions of any award;

●	establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

●	make all other decisions and determinations that may be required under, or as the Compensation Committee deems necessary or advisable to administer, the Plan.

Awards under the 2008 Plan

The 2008 Plan expired on November 20, 2018, and thus no shares are available for future grant under the 2008 Plan.

Awards under the 2019 Plan

The following is a summary description of financial instruments that may be granted to participants in our 2019 Plan by the Compensation Committee of our Board of Directors.

Stock Options. The Compensation Committee is authorized to grant only non-qualified stock options. The terms of any incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant, and no option may have a term of more than 10 years from the grant date.

Restricted Stock. The Compensation Committee may make awards of restricted stock, which will be subject to forfeiture to us and other restrictions as the Compensation Committee may impose.

Stock Bonus Awards. The Compensation Committee may make awards of stock bonus awards in consideration for past services actually rendered, which will be subject to repurchase by us and such other terms as the Compensation Committee may impose.

Limitations on Transfer; Beneficiaries. Stock Option awards under the 2019 Plan may generally not be transferred or assigned by participants other than by will or the laws of descent and distribution. Awards of Restricted Stock or Stock Bonus awards may be transferred or assigned only upon such terms and conditions as set forth in the award agreement or as determined by the Compensation Committee in its discretion.

Acceleration Upon Certain Events. In the event of a “Corporate Transaction,” as defined in the 2019 Plan, all outstanding options will become fully vested, subject to the holder’s consent with respect to incentive stock options, and exercisable and all restrictions on all outstanding awards will lapse. Unless the surviving or acquiring entity assumes the awards in the Corporate Transaction or the stock award agreement provides otherwise, the stock awards will terminate if not exercised at or prior to the Corporate Transaction.

Termination and Amendment

Our Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the 2019 Plan without stockholder approval; provided, however, that our board or the Compensation Committee may condition any amendment on the approval of our stockholders if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Plans may adversely affect any award previously granted without the written consent of the participants affected. The Compensation Committee may amend any outstanding award without the approval of the participants affected, except that no such amendment may diminish or impair the value of an award.

23

2021 Outstanding Equity Awards at Fiscal Year-End

Equity awards held as of December 31, 2021 by each of our named executive officers were issued under our 2008 Plan and our 2019 Plan. The following table sets forth outstanding equity awards held by our named executive officers as of December 31, 2021:

	Option Awards
	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable		Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steven A. Kriegsman
President and Chief Executive Officer	208,334		—	1.75	12/14/27
	208,333		—	2.58	12/14/26
	166,667		—	14.64	12/14/25
	100,000		—	12.90	12/09/24
	154,167	(1)	—	27.96	12/09/23
	12,363		—	14.76	3/07/23
	83,333		—	10.98	12/10/22

John Y. Caloz	350,000		—	0.26	12/12/29
Chief Financial Officer, Treasurer and Senior Vice President	58,334		—	1.75	12/14/27
	58,333		—	2.58	12/14/26
	50,000		—	14.64	12/14/25
	33,333		—	12.90	12/14/24
	25,000	(1)	—	27.96	12/09/23
	16,667		—	10.98	12/10/22

(1)	The options were re-priced from $14.34 to $27.96 on June 1, 2015, with no change to the expiration date of the options.

24

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. Directors who also are employees of our company currently receive no compensation for their service as directors or as members of board committees. In setting director compensation, we consider the significant amount of time that directors dedicate to the fulfillment of their director responsibilities, as well as the competency and skills required of members of our board. The directors’ current compensation schedule has been in place since December 2013. The directors’ annual compensation year begins with the annual election of directors at the annual meeting of stockholders. The annual retainer year period has been in place for directors since 2003. Periodically, our Board of Directors reviews our director compensation policies and, from time to time, makes changes to such policies based on various criteria the board deems relevant.

Our non-employee directors received a quarterly retainer of $6,000 (plus an additional $5,000 for the Chairmen of the Audit and Compensation Committees and an additional retainer of $6,250 for the lead director), a fee of $4,000 for each board meeting attended ($750 for board actions taken by unanimous written consent) and $3,000 for each meeting of the Audit Committee and Compensation Committee attended. Non-employee directors who serve as the chairman of a board committee received an additional $2,500 for each meeting of the Audit or Compensation Committees attended.

The following table sets forth the compensation paid to our non-employee directors for 2021:

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)		All Other Compensation ($) (4)		Total ($)
Louis Ignarro, Ph.D., Chairman of the Board(5)	123,250	-		-		123,250
Earl Brien, M.D., Director (6)	28,000	-		-		28,000
Joel Caldwell	106,750	-		-		106,750
Jennifer Simpson, Ph.D., Director(7)	14,750	11,252	(8)	22,500	(9)	48,502

(1)	As of December 31, 2021, the directors held the following outstanding options: Louis Ignarro: 166,667 shares subject to options; Joel Caldwell 60,000 shares subject to options; and John Y. Caloz 591,667 shares subject to options.
(2)	The amounts in this column represent cash payments made to Non-Employee Directors for annual retainer fees, committee and/or chairmanship fees and meeting fees during the year.
(3)	Represents full fair value at grant date of restricted stock units granted to our directors, computed in accordance with FASB ASC Topic 718.
(4)	Represents full fair value at grant date of stock appreciation rights granted to our directors, computed in accordance with FASB ASC Topic 718.
(5)	On January 3, 2022, Mr. Kriegsman stepped down as Chairman and Dr. Ignarro was appointed Chairman. Mr. Caldwell became Lead Director on the same date.
(6)	Dr. Brien stepped down from the Board in May 2021.
(7)	Dr. Simpson joined the Board in July 2021.
(8)	Represents an award of 25,000 shares.
(9)	Represents 50,000 cash-settled stock appreciation rights granted to Dr. Simpson on December 15, 2021.

25

PROPOSAL 2

DECLASSIFICATION OF THE BOARD

Currently, our Certificate of Incorporation and our Bylaws provide for the classification of our directors into three classes, which we refer to as Class I, Class II and Class III, with each class to consist as nearly as possible of an equal number of directors. One class of directors is to be elected at each annual meeting of stockholders, to serve for a term of three years. The directors designated as Class I have terms expiring at this 2022 Annual Meeting; the directors designated as Class II have terms expiring at the 2023 Annual Meeting of Stockholders; and the directors designated as Class III have terms expiring at the 2024 Annual Meeting of Stockholders.

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified board structures in recent years. This is based on the argument that classified boards have the effect of reducing the accountability of directors to stockholders and, in certain cases, may thwart legitimate attempts by third parties to increase stockholder value. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in line with evolving corporate governance practices. The Board recognizes that our classified board structure may offer certain advantages, such as promoting continuity and stability in the management of the business and affairs of the Company and reducing vulnerability to coercive takeover tactics that do not benefit stockholders and may divert valuable management resources. Accordingly, at this Annual Meeting, the Company is asking our stockholders to vote, on a precatory basis, on whether to eliminate the classified Board structure in favor of the annual election of directors in which each director standing for election will only be eligible to be elected for one-year terms.

If the Declassification Proposal is rejected, then the Company will retain a classified Board. However, if the Declassification Proposal is approved, then this proposal would not by itself declassify or begin the declassification of the Board. Instead, approval of the Declassification Proposal would only advise the Board that holders of a majority of our common stock voting (including those voting on an as-converted basis, as applicable) at the Annual Meeting desire to end the classified Board structure in favor of the annual election of directors in which each director standing for election will only be eligible to be elected for one-year terms.

If the Declassification Proposal is approved, then the Board will adopt a resolution approving and declaring the advisability of amending the Company’s governing documents (our Certificate of Incorporation and our Bylaws) to the extent necessary to remove provisions that provide for a classified Board, subject to approval by the Company’s stockholders at the 2023 Annual Meeting of the Company’s Stockholders. The Company will then include a proposal in the proxy statement for the 2023 Annual Meeting of Stockholders to approve forms of an amendment or amendments to such governing documents which, if approved by the Company’s stockholders, will provide for a rolling declassification of the Board to be completed by the Company’s 2026 Annual Meeting of Stockholders (the “Declassification Amendment”).

We expect that the Declassification Amendment would provide for a phased-in elimination of the classified structure of the Board over a three-year period commencing with the 2024 Annual Meeting of Stockholders. To comply with Delaware General Corporation Law, the Declassification Amendment would not change the unexpired three-year terms of directors elected prior to the effectiveness of the Declassification Amendment (including directors elected at the 2022 and 2023 Annual Meetings of Stockholders). This would result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”).

If a decision were made to declassify the Board, starting at the 2024 Annual Meeting of Stockholders, directors would be elected to one-year terms, and until their successors are duly elected and qualified. Therefore, beginning with the 2026 Annual Meeting of Stockholders, the entire Board would stand for election at each annual meeting.

Vote Required

The affirmative vote of a majority of votes cast by shareholders present in person or represented by proxy and entitled to be voted on Proposal 2 at the Annual Meeting is required for approval of Proposal 2. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE DECLASSIFICATION PROPOSAL.

26

PROPOSAL 3

APPROVAL OF THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our Certificate of Incorporation currently authorizes the Company to issue a total of 63,227,273 shares of capital stock, consisting of 62,393,940 shares of Common Stock, par value $0.001 per share, and 833,333 shares of preferred stock, par value $0.01 per share.

On June 2, 2022, subject to stockholder approval, the Board approved an amendment to our Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split of the Common Stock at a ratio of 1-for-2 to 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock in connection with satisfying the initial listing requirements of a national securities exchange. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Certificate of Incorporation to effect the Reverse Stock Split is included as Annex A to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split Amendment

We believe that the Reverse Stock Split will help us achieve a number of important goals, including enhancing our ability to satisfy the initial listing requirements of a national securities exchange. One of the listing requirements common to national securities exchanges is that the bid price of our common stock be at a specified minimum per share. Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over any applicable minimum bid price requirements. The Reverse Stock Split will also effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction in outstanding shares effected by the Reverse Stock Split.

27

In addition, with a high number of issued and outstanding shares of common stock, the price per each share of our common stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.

If the Reverse Stock Split Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock, as well as effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be able to satisfy the initial listing requirements of a national securities exchange. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term. As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to enhance our ability to satisfy the initial listing requirements of a national securities exchange. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

28

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, enhance our ability to satisfy the initial listing requirements of a national securities exchange by increasing the per share trading price of our Common Stock to help ensure a share price high enough to eventually satisfy any applicable minimum bid price requirements. Any inability of our Board to effect the Reverse Stock Split could hinder our ability to satisfy the initial listing requirements of a national securities exchange. Failure to list our Common Stock on a national securities exchange (because we were unable to satisfy the initial listing requirements) could result in lower trading prices and reduced liquidity for our Common Stock, which will negatively affect our ability to pursue potential pathways to resources (i.e., partnerships, mergers, capital raises, asset sales, and permutations of the forgoing) and impair our ability to advance our LADR drugs forward.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not fail to satisfy the initial listing requirements of a national securities exchange for other reasons.

29

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our Certificate of Incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Common Stock and Preferred Stock

Pursuant to the Reverse Stock Split Amendment, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split (“Old Common Stock”) will become the holder of fewer shares of our Common Stock (“New Common Stock”) after consummation of the Reverse Stock Split.

Based on 45,037,391 shares of our Common Stock outstanding as of the Record Date, the following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of the Reverse Stock Split under certain possible exchange ratios.

30

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
2:1	50%	22,518,696
3:1	66.67%	15,012,464
4:1	75%	11,259,348
5:1	80%	9,007,478
6:1	83.33%	7,506,232
7:1	85.71%	6,433,913
8:1	87.5%	5,629,674
9:1	88.89%	5,004,155
10:1	90%	4,503,739
11:1	90.91%	4,094,308
12:1	91.67%	3,753,116
13:1	92.31%	3,464,415
14:1	92.86%	3,216,957
15:1	93.33%	3,002,493
16:1	93.75%	2,814,837
17:1	94.12%	2,649,258
18:1	94.44%	2,502,077
19:1	94.74%	2,370,389
20:1	95%	2,251,870
21:1	95.24%	2,144,638
22:1	95.45%	2,047,154
23:1	95.65%	1,958,147
24:1	95.83%	1,876,558
25:1	96.00%	1,801,496
26:1	96.15%	1,732,207
27:1	96.30%	1,668,052
28:1	96.43%	1,608,478
29:1	96.55%	1,553,013
30:1	96.67%	1,501,246
31:1	96.77%	1,452,819
32:1	96.88%	1,407,418
33:1	96.97%	1,364,769
34:1	97.06%	1,324,629
35:1	97.14%	1,286,783
36:1	97.22%	1,251,039
37:1	97.30%	1,217,227
38:1	97.37%	1,185,195
39:1	97.44%	1,154,805
40:1	97.50%	1,125,935
41:1	97.56%	1,098,473
42:1	97.62%	1,072,319
43:1	97.67%	1,047,381
44:1	97.73%	1,023,577
45:1	97.78%	1,000,831
46:1	97.83%	979,074
47:1	97.87%	958,242
48:1	97.92%	938,279
49:1	97.96%	919,130
50:1	98.00%	900,748
51:1	98.04%	883,086
52:1	98.08%	866,104
53:1	98.11%	849,762
54:1	98.15%	834,026
55:1	98.18%	818,862
56:1	98.21%	804,239
57:1	98.25%	790,130
58:1	98.28%	776,507
59:1	98.31%	763,346
60:1	98.33%	750,623

31

Proposed Ratio (Old Common Stock: New Common Stock)	Percentage Reduction in Outstanding Common Stock	Approximate Number of Shares of Common Stock to be Outstanding after the Reverse Stock Split
61:1	98.36%	738,318
62:1	98.39%	726,410
63:1	98.41%	714,879
64:1	98.44%	703,709
65:1	98.46%	692,883
66:1	98.48%	682,385
67:1	98.51%	672,200
68:1	98.53%	662,315
69:1	98.55%	652,716
70:1	98.57%	643,391
71:1	98.59%	634,329
72:1	98.61%	625,519
73:1	98.63%	616,951
74:1	98.65%	608,613
75:1	98.67%	600,499
76:1	98.68%	592,597
77:1	98.70%	584,901
78:1	98.72%	577,402
79:1	98.73%	570,094
80:1	98.75%	562,967
81:1	98.77%	556,017
82:1	98.78%	549,236
83:1	98.80%	542,619
84:1	98.81%	536,159
85:1	98.82%	529,852
86:1	98.84%	523,691
87:1	98.85%	517,671
88:1	98.86%	511,789
89:1	98.88%	506,038
90:1	98.89%	500,415
91:1	98.90%	494,916
92:1	98.91%	489,537
93:1	98.92%	484,273
94:1	98.94%	479,121
95:1	98.95%	474,078
96:1	98.96%	469,139
97:1	98.97%	464,303
98:1	98.98%	459,565
99:1	98.99%	454,923
100:1	99%	450,374

The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder’s proportionate equity interest in the Company, except for those stockholders who receive an additional share of our Common Stock in lieu of a fractional share. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to Old Common Stock. The Reverse Stock Split also will have no effect on the number of authorized shares of our Common Stock. The shares of New Common Stock will be fully paid and non-assessable.

The par value per share of the Common Stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. After the Reverse Stock Split, net income or loss per share and other per share amounts will be increased because there will be fewer shares of our Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described below under “Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock,” the per share exercise price of outstanding option awards and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants, or that relate to other equity awards (e.g., restricted stock awards) would decrease proportionately, in each case based on the Reverse Stock Split ratio selected by the Board. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

32

If the Reverse Stock Split is effected, the terms of the Series C Preferred Stock include an adjustment provision such that the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding.

All shares of Series D Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series D Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split. Please refer to the discussion in the Questions and Answers About the Annual Meeting section under “Who is entitled to vote at and attend the Annual Meeting?” and “What are the voting rights of our stockholders?” for a description of the voting power of the Series D Preferred Stock.

We are currently authorized to issue a maximum of 62,393,940 shares of our Common Stock. As of the Record Date, there were 45,037,391 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. Conversely, with respect to the number of shares reserved for issuance under, for example, our 2019 Stock Incentive Plan (the “2019 Plan”), our Board will proportionately reduce such reserve in accordance with the terms of the 2019 Plan. As of the Record Date, there were 500,000 shares of Common Stock reserved for issuance pursuant to outstanding awards made under the 2019 Plan, and following the Reverse Stock Split, if any, such reserve will be reduced to between 250,000 and 5,000 shares of Common Stock. Of the original 5,400,000 shares of Common Stock reserved for issuance under the 2019 Plan, no shares remain available for future awards.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants or shares of convertible preferred stock, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, all outstanding options entitling their holders to purchase shares of our Common Stock, as well as any other equity awards granted pursuant to the 2019 Plan (e.g., stock options) or pursuant to the 2008 Stock Incentive Plan (the “2008 Plan,” and together with the 2019 Plan referred to herein as, the “Incentive Plans”), will be proportionately reduced, in accordance with the terms of the applicable Incentive Plan, in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Sections 409A and 424. Correspondingly, the per share exercise price of any such options will be increased in direct proportion to the Reverse Stock Split ratio (rounded up to the nearest whole cent), so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain materially unchanged. For example, assuming that we effect the Reverse Stock Split at a ratio of 1-for-5, and that an optionee holds options to purchase 1,033 shares of our Common Stock at an exercise price of $1.00 per share, upon the effectiveness of the Reverse Stock Split at such ratio, the number of shares of the Common Stock subject to that option would be reduced to 206 (rounded down from 206.6 to account for fractional shares) and the exercise price would be proportionately increased to $5.00 per share.

33

As of the Record Date, there are 4,167 warrants to purchase Common Stock outstanding, representing 4,167 shares of Common Stock at a weighted average exercise price of $33.60 per share. If the Reverse Stock Split is effected, the outstanding warrants will automatically be reduced in the same ratio as the reduction in the number of shares of outstanding Common Stock. Correspondingly, the per share exercise price of such warrants will be increased in direct proportion to the Reverse Stock Split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the warrants will remain unchanged.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, the Company encourages you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Old Common Stock in a book-entry form, you do not need to take any action to receive your shares of New Common Stock in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of shares of New Common Stock you hold.

Effect on Registered Certificated Shares

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a letter of transmittal from the Company’s transfer agent, American Stock Transfer & Trust Company, containing instructions on how a stockholder should surrender its, his or her certificate(s) representing shares of Old Common Stock to the transfer agent in exchange for certificate(s) representing shares of New Common Stock. No certificate(s) representing shares of New Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing shares of Old Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) shares of Old Common Stock for certificate(s) representing shares of New Common Stock registered in the same name.

STOCKHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Shares of Common Stock Issued and Outstanding

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior and subsequent to the Reverse Stock Split will remain the same. After the effectiveness of the Reverse Stock Split, we do not anticipate that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the Reverse Stock Split.

34

Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. If effected, the proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or our periodic or other reporting requirements thereunder.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Fractional Shares

Fractional shares will not be issued in connection with the Reverse Stock Split. Each stockholder who would otherwise hold a fractional share of Common Stock as a result of the Reverse Stock Split will receive one share of Common Stock in lieu of such fractional share. If such shares are subject to an award granted under an Incentive Plan, each fractional share of Common Stock will be rounded down to the nearest whole share of Common Stock in order to comply with the requirements of Sections 409A and 424 of the Code.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only, does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances, and does not describe any potential state, local, or foreign tax consequences. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury Regulations and administrative and court decisions and interpretations, all as in effect as of the date hereof, and all of which are subject to change, possibly on a retroactive basis, or different interpretation. Any such changes could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares or equity awards in connection with employment or other performance of services (who will not incur a taxable event in connection with the Reverse Stock Split), broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities. This summary also assumes that the Old Common Stock shares were, and the New Common stock shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

35

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Other than with respect to any stockholder that receives a full share for a fractional share (which will not apply to outstanding equity awards granted under the Incentive Plans), a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of shares of New Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Old Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of New Common Stock received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in the Old Common Stock exchanged therefore and will be allocated among the shares of New Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Old Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of New Common Stock received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the shares of New Common Stock received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the shares of Old Common Stock surrendered in exchange therefore, provided the shares of Old Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Vote Required

The affirmative vote of holders of a majority of the shares of our outstanding Common Stock (including shares of our Series C Preferred Stock, voting on an as-converted basis) and Series D Preferred Stock entitled to vote at the Annual Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Because the vote is based on the total number of shares outstanding rather than the votes cast at the Annual Meeting, abstentions and broker non-votes will each have the same effect as votes AGAINST the Reverse Stock Split Proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

36

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF WEINBERG & COMPANY AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Weinberg & Co, or Weinberg, has served as our independent registered public accounting firm effective June 21, 2019 and has audited our consolidated financial statements for each of the years ended December 31, 2019, 2020 and 2021. Weinberg does not have and has not had any financial interest, direct or indirect, in CytRx, and does not have and has not had any connection with CytRx except in its professional capacity as our independent auditors.

The Audit Committee has selected Weinberg to serve as our independent registered public accounting firm for the year ending December 31, 2022. The ratification by our stockholders of the appointment of Weinberg is not required by law or by our Bylaws. Our Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this appointment for ratification by the stockholders. If this appointment is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its appointment of Weinberg. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Committee determines that such a change would be in the best interests of CytRx and its stockholders.

Any material non-audit services to be provided by Weinberg are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

We expect that representatives of Weinberg will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The fees for the year ended December 31, 2021 from Weinberg for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements were approximately $117,000.

The fees for the year ended December 31, 2020 from Weinberg for professional services rendered in connection with the audit of our annual consolidated financial statements and reviews of our unaudited consolidated financial statements were approximately $117,000.

Audit-Related Fees

There were no Audit-Related fees for the years ended December 31, 2021 and December 31, 2020 from Weinberg.

All Other Fees

The fees for Form S-3 registration statements were $12,000. No other services were rendered by Weinberg in 2021 or 2020.

Tax Fees

The aggregate fees billed by Weinberg for professional services for tax compliance were approximately $30,000 for 2021. The aggregate fees billed by Weinberg for professional services for tax compliance were approximately $16,000 for 2020.

Pre-Approval Policies and Procedures

It is the policy of our Audit Committee that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit, provided to us by Weinberg for 2021 and 2020.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 4 is required for approval of Proposal 4. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST Proposal 4, and broker non-votes will have no effect on the results of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

37

PROPOSAL 5

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

The Company is seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of the Company’s named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on the Compensation Committee or the Board. However, the Compensation Committee and Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Company’s compensation philosophy is designed to align each executive’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

We currently hold advisory votes on executive compensation every year, and the next “say-on-pay” vote will occur at the annual meeting of our stockholders in 2023. The next vote on the frequency of “say-on-pay” votes will also occur at the annual meeting of our stockholders in 2023.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 5 is required for advisory approval of Proposal 5. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have the same effect as votes cast AGAINST the advisory vote, and broker non-votes will have no effect on the results of the advisory vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

38

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock, Series C Preferred Stock (voting on an as-converted basis) and Series D Preferred Stock outstanding and entitled to vote at the Annual Meeting and voting in favor of the Reverse Stock Split Proposal is insufficient to approve the Reverse Stock Split Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our Common Stock (including shares of our Series C Preferred Stock, voting on an as-converted basis) and Series D Preferred Stock, as counted to mirror the Common Stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Annual Meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting on Proposal 4 is required for approval of Proposal 4. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions and broker non-votes will each have the same effect as votes AGAINST Proposal 4.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL.

39

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Under SEC Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2023 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by not fewer than 120 days before the anniversary of the mailing of the release of this Proxy Statement, or February 16, 2023. However, if the date of our 2023 Annual Meeting changes by more than 30 days from the date on which our 2022 Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and send our proxy materials for our 2023 Annual Meeting. Notice of stockholder proposals submitted outside of SEC Rule 14a-8 must be received by the same date.

Stockholder proposals submitted other than for inclusion in our proxy materials or stockholder nominations for director must submit notice of such proposals or nominations by personal delivery or registered mail not fewer than 120 days before the anniversary of the mailing of the release of this Proxy Statement, or February 16, 2023, nor more than 150 days before the anniversary of the mailing of this proxy statement, or January 17, 2023.

40

OTHER MATTERS

Expenses of Solicitation

We are soliciting proxies on behalf of our Board of Directors and will pay the entire cost of soliciting proxies. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid any additional compensation for soliciting proxies.

We have retained Saratoga Proxy Consulting LLC to assist us in the solicitation of proxies for a fee of approximately $20,000.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse them for their reasonable expenses.

Delivery of Proxy Materials to Households

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this notice and Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a Proxy Statement or annual report either now or in the future, please contact your bank, broker or other nominee. Upon written request to us at CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary, or by telephone at 310-826-5648, we will promptly deliver without charge, upon oral or written request, a separate copy of the proxy material to any stockholder residing at an address to which only one copy was mailed. In addition, stockholders sharing an address can request delivery in the future of only a single copy of annual reports or proxy statements if they are currently receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

41

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2021 filed with the SEC. These accompanying materials constitute our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: CytRx Corporation, 11726 San Vicente Boulevard, Suite 650, Los Angeles, California 90049, Attention: Corporate Secretary.

June 16, 2022	By Order of the Board of Directors

/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer and Senior Vice President

42

ANNEX A

Certificate of Amendment

of

Restated Certificate of Incorporation

of

CytRx CORPORATION

CytRx Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The original Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on February 28, 1985.

2.	The Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on November 15, 2007 (the “Certificate of Incorporation”).

3.	The Certificate of Incorporation was further amended by Certificates of Amendment of Restated Certificate of Incorporation of CytRx Corporation, filed with the Secretary of State of Delaware on July 2, 2008, July 8, 2011, May 15, 2012, October 31, 2017, and March 16, 2022.

4.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

5.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following such date.

6.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph as follows:

“Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each two (2) to one hundred (100) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.001 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the board of directors of the Corporation prior to the Effective Time and publicly announced by the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

7.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

8.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

A-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, CytRx Corporation has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

CytRx Corporation

By:
Name:	John Y. Caloz
Title:	Chief Financial Officer and Senior Vice President

A-2

CYTRX CORPORATION
ATTN: JOHN CALOZ
11726 SAN VICENTE BLVD.
SUITE 650
LOS ANGELES, CA 90049

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87887-Z83071

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CYTRX CORPORATION

The Board of Directors recommends you vote FOR the following:

Nominee:	**For**	**Withhold**
1a. Cary Claiborne	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

	Yes	**No**
Please indicate if you plan to attend this meeting	☐	☐

	Yes	**No**
Q. Shares of Series D Preferred Stock will be voted as you have instructed your common stock to be voted on Proposals 3 and 6. If you wish to vote these shares of Series D Preferred Stock in a different manner, indicate YES and provide instructions on proposals 3a and 6a.	☐	☐

	For	**Against**	**Abstain**
3a. To vote my Series D Preferred Stock differently on Proposal 3.	☐	☐	☐
6a. To vote my Series D Preferred Stock differently on Proposal 6.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D87888-Z83071

CYTRX CORPORATION
Annual Meeting of Stockholders
July 27, 2022 10:00 A.M. Pacific Daylight Time
This proxy is solicited by the Board of Directors

The undersigned stockholder of CytRx Corporation (the "Company") hereby revokes all prior proxies and constitutes and appoints Mr. John Y. Caloz and Ms. Cristina Newman, or either one of them, as proxy and attorney-in-fact, each with full power of substitution, to vote the number of shares of common stock of the Company (including any shares of Series C Preferred Stock, voting on an as-converted basis), and, unless the undersigned stockholder(s) expressly indicates otherwise in this proxy card, all shares of Series D Preferred Stock on the applicable proposals that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 11726 San Vicente Blvd, Suite 650, Los Angeles, CA 90049 at 10:00 A.M., Pacific Daylight Time on Wednesday, July 27, 2022 and at any postponement or adjournment thereof (the "Annual Meeting"), upon the Proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated June 16, 2022, the receipt of which is acknowledged, in the manner specified below.

This Proxy, if properly executed and returned prior to the Annual Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendations of the CytRx Board of Directors FOR Proposals 1, 2, 3, 4, 5 and 6 for holders of the Company's common stock and Series C Preferred Stock, and FOR Proposals 3 and 6 for the holders of the Company's Series D Preferred Stock and in the proxy holder's discretion on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side